As filed with the Securities and Exchange Commission on May 22, 2007.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2007

MEDAREX, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01	Financial Statements and Exhibits.	3

Signature		4

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2007, the Board of Directors, or the Board, of Medarex, Inc., or Medarex, expanded the size of the Board from seven to eight directors and appointed Howard H. Pien as a member of the Board, effective June 14, 2007, the date Mr. Pien has agreed to commence employment as Medarex’s President and Chief Executive Officer. Mr. Pien will be a Class II director with a term to expire at the 2008 annual shareholders’ meeting. The terms of Mr. Pien’s employment agreement with Medarex, including the appointment of Mr. Pien to the Board, were disclosed in a Form 8-K filed by Medarex on May 16, 2007.

On May 17, 2007, the Board approved amendments to the 2005 Equity Incentive Plan, or the Plan, to comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended. In addition, on May 15, 2007, the Compensation and Organization Committee of the Board approved amended forms of stock option agreements, or the Option Agreements, for stock options grants made under the Plan. Copies of the amended Plan and Option Agreements are attached as exhibits to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number

10.1	Medarex, Inc. 2005 Equity Incentive Plan, as amended.

10.2	Medarex, Inc. Incentive Stock Option Agreement for 2005 Equity Incentive Plan, as amended.

10.3	Medarex, Inc. Nonqualified Stock Option Agreement for 2005 Equity Incentive Plan, as amended.

10.4	Medarex, Inc. Non-Employee Director Nonqualified Stock Option Agreement for 2005 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: May 22, 2007	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
10.1	Medarex, Inc. 2005 Equity Incentive Plan, as amended.

10.2	Medarex, Inc. Incentive Stock Option Agreement for 2005 Equity Incentive Plan, as amended.

10.3	Medarex, Inc. Nonqualified Stock Option Agreement for 2005 Equity Incentive Plan, as amended.

10.4	Medarex, Inc. Non-Employee Director Nonqualified Stock Option Agreement for 2005 Equity Incentive Plan, as amended.